UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 27, 2020

Commission File Number:  001-32420

Charlie's Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	84-1575085
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1007 Brioso Drive, Costa Mesa, California 92627
(Address of principal executive offices)

949-203-3500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	CHUC	N/A

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2020, the Board of Directors (the “Board”) of Charlie's Holdings, Inc. (the "Company"), entered into that certain Amendment No. 1 to Secured Promissory Note and Security Agreement (the “Amended Note”), by and between the Company and Red Beard Holdings, LLC (“Red Beard”). The terms of the Amended Note held by Red Beard have been amended as follows (i) the principal under the Amended Note was increased from $750,000 to $1,400,000 and (ii) the guaranteed minimum interest due upon maturity of the Amended Note was increased from $75,000 to $100,000. All other terms of the respective Amended Note remain in full force and effect.

The foregoing description of the Amended Note does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended Note, attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 31, 2020, Mitch Brantley resigned from his position as Chief Marketing Officer of the Company. Mr. Brantley, who has served as Chief Marketing Officer since 2019, has resigned to pursue other interests.

Item 8.01 Other Events.

On August 31, 2020, the Company issued a press release which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlie's Holdings, Inc.

Date: September 1, 2020	By:	/s/ David Allen
David Allen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 to Secured Promissory Note and Security Agreement by and between Charlie’s Holdings, Inc., Charlie’s Chalk Dust, LLC, Don Polly, LLC, and Red Beard Holdings, LLC, Dated August 27, 2020
99.1	Press Release, dated August 31, 2020